Fees Summary	Jan. 09, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	31,763.00
Total Transaction Valuation	230,000,000.00
Total Offset Amount	0.00
Net Fee	$ 31,763.00